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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 August 11, 2008

EnergySolutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-33830	51-0653027
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

423 West 300 South, Suite 200 Salt Lake City, Utah		84101
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (801) 649-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

        On August 11, 2008, EnergySolutions, Inc. issued a press release with respect to its earnings for its most recently completed fiscal quarter ended June 30, 2008.

        The press release and related attachments are annexed as Exhibit 99.1 hereto and are hereby incorporated herein and made part hereof.

        The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

        The following material is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press Release Relating to Earnings dated August 11, 2008

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 SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 11th day of August, 2008.

ENERGYSOLUTIONS, INC.
August 11, 2008	By:	/s/ PHILIP O. STRAWBRIDGE Philip O. Strawbridge Executive Vice President and Chief Financial Officer

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 EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release Relating to Earnings dated August 11, 2008

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX